Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Nextel Communications, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy M. Donahue, President & Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY M. DONAHUE

Timothy M. Donahue
President & Chief Executive Officer

Date: March 11, 2004

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Nextel Communications, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Executive Vice President & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL N. SALEH

Paul N. Saleh
Executive Vice President & Chief Financial Officer

Date: March 11, 2004